EXHIBIT 99.2

2022 UNSTOPPABLE UN-CARRIER

T Mobile

INVESTOR FACTBOOK Q3 2022

2

3	Highlights
4	Customer Metrics
7	Financial Metrics
13	Capital Structure
14	5G Network Leadership
15	Merger & Integration
16	Guidance
17	Contacts
18	Financial and Operational Tables

3

T-Mobile Delivers Industry-Leading Customer and Cash Flow Growth in Q3 2022 and Raises 2022 Guidance for the Third Consecutive Quarter

POSTPAID
NET ACCOUNT ADDITIONS
394K
INDUSTRY LEADING
HIGHEST IN COMPANY HISTORY

POSTPAID
NET CUSTOMER ADDITIONS
1.6M
MORE THAN AT&T AND VERIZON COMBINED

POSTPAID PHONE
NET CUSTOMER ADDITIONS
854K
INDUSTRY LEADING
HIGHEST SINCE MERGER

SERVICE REVENUES
$15.4B
GREW 4% YoY
INCLUDING INDUSTRY LEADING POSTPAID SERVICE REVENUE GROWTH OF 7%

NET INCOME
$508M
Decreased YoY due to
MERGER-RELATED COSTS
AND LOSS ON ANTICIPATED SALE OF WIRELINE BUSINESS

CORE ADJUSTED EBITDA
$6.7B
GREW 11% YoY
INDUSTRY LEADING GROWTH

NET CASH
PROVIDED BY OPERATING ACTIVITIES
$4.4B
GREW 26% YoY
INDUSTRY LEADING GROWTH

FREE CASH FLOW
$2.1B
GREW 32% YoY
INDUSTRY LEADING GROWTH

HIGH SPEED INTERNET
NET CUSTOMER ADDITIONS
578K
INDUSTRY LEADING
FOURTH CONSECUTIVE QUARTER

“We’ve always said our aspiration was to be the first and only provider to offer customers both the best network and the best value without having to sacrifice one for the other — and based on another set of standout customer and financial results for Q3, it's clear we’re delivering on that promise. On the heels of our highest ever postpaid account net additions and industry-leading postpaid and broadband customer growth, we are raising guidance for the third time this year. Our Un-carrier playbook continues to win in this ever-changing competitive and macro-economic climate and our momentum is only getting stronger.”

Mike Sievert, CEO

AT&T Inc. historically does not disclose postpaid net account additions. Industry-leading claims based on consensus expectations if results not yet reported.
Core Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Reconciliations for these non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures tables. We are not able to forecast Net income on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect Net income including, but not limited to, Income tax expense and Interest expense. Core Adjusted EBITDA should not be used to predict Net income as the difference between this measure and Net income is variable.

4

Postpaid Accounts (in thousands)

Year-Over-Year
Postpaid net account additions increased primarily due to:
■The company’s differentiated growth strategy in new and under-penetrated markets, including continued growth in High Speed Internet

Sequential
Postpaid net account additions increased primarily due to:
■The company’s differentiated growth strategy in new and under-penetrated markets, including continued growth in High Speed Internet

Year-Over-Year
Postpaid ARPA increased 2.2% primarily due to:
■Higher premium services, including Magenta MAX
■Continued adoption of High Speed Internet from existing accounts
■Higher non-recurring charges relative to muted COVID-19 pandemic levels
■Partially offset by an increase in High Speed Internet only accounts and an increase in promotional impacts for Sprint customers from the network transition
Postpaid phone ARPU increased 1.7% primarily due to:
■Higher premium services, including Magenta MAX
■Higher non-recurring charges relative to muted COVID-19 pandemic levels
■Partially offset by an increase in promotional impacts for Sprint customers from the network transition, and higher lines per account driven by deepening Sprint relationships

Sequential
Postpaid ARPA decreased 0.3% primarily due to:
■An increase in promotional impacts for Sprint customers from the network transition
■An increase in High Speed Internet only accounts
■Mostly offset by higher premium services, including Magenta MAX, higher non-recurring charges relative to muted COVID-19 pandemic levels, in addition to continued adoption of High Speed Internet from existing accounts
Postpaid phone ARPU decreased 0.1% primarily due to:
■An increase in promotional impacts for Sprint customers from the network transition, and higher lines per account driven by deepening Sprint relationships
■Mostly offset by higher premium services, including Magenta MAX, and higher non-recurring charges relative to muted COVID-19 pandemic levels

Postpaid ARPA & Postpaid Phone ARPU

$134.54
$135.04
$136.53
$137.92
$137.49
$48.06
$48.03
$48.41
$48.96
$48.89
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Postpaid ARPA
Postpaid Phone ARPU

5

Postpaid Customers (in thousands)

85,913
87,663
88,423
88,787
90,414
1,259
1,750
1,318
1,656
1,627
586
906
729
933
773
673
844
589
723
854
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Postpaid phone net customer additions
Postpaid other net customer additions
Total postpaid customers

Year-Over-Year
Postpaid phone net customer additions increased primarily due to:
■Higher gross additions primarily driven by growth in new customer account relationships
■Lower churn

Postpaid other net customer additions increased primarily due to:
■Continued growth in High Speed Internet
■Partially offset by lower net additions from mobile internet devices and wearables

Sequential
Postpaid phone net customer additions increased primarily due to:
■Seasonally higher gross additions
■Partially offset by seasonally higher churn

Postpaid other net customer additions decreased primarily due to:
■Lower net additions from wearables and mobile internet devices

Year-Over-Year
Postpaid phone churn decreased 8 basis points primarily due to:
■Reduced Sprint churn as we progress through the integration process
■Partially offset by more normalized switching activity and payment performance relative to muted Pandemic-driven conditions a year ago

Sequential
Postpaid phone churn increased 8 basis points primarily due to:
■Seasonal trends

Postpaid Phone Churn

6

Prepaid Customers (in thousands)

21,007
21,056
21,118
21,236
21,341
66
49
62
146
105
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Prepaid net customer additions
Prepaid customers

Year-Over-Year
Prepaid net customer additions increased primarily due to:
■Growth in High Speed Internet

Sequential
Prepaid net customer additions decreased primarily due to:
■Seasonally higher churn
■Partially offset by higher gross additions, including growth in High Speed Internet

Year-Over-Year
High Speed Internet net customer additions increased primarily due to:
■Continued growth in customer demand driven by increasing awareness

Sequential
High Speed Internet net customer additions increased primarily due to:
■Continued growth in customer demand driven by increasing awareness

High Speed Internet Customers (in thousands)

2,122
1,544
984
646
422
560
578
338
224
134
329
497
488
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Postpaid High Speed Internet net customer additions
Prepaid High Speed Internet net customer additions
High Speed Internet customers

7

Service Revenues ($ in millions)

Year-Over-Year
Service revenues increased 4% primarily due to:
■Increase in Postpaid service revenues
■Partially offset by a decrease in Wholesale and other service revenues

Sequential
Service revenues increased slightly primarily due to:
■Increase in Postpaid service revenues
■Offset by a decrease in Wholesale and other service revenues

Year-Over-Year
Postpaid service revenues increased 7% primarily due to:
■Higher average postpaid accounts
■Higher postpaid ARPA

Sequential
Postpaid service revenues increased 1% primarily due to:
■Higher average postpaid accounts

Postpaid Service Revenues ($ in millions)

$10,804
$10,963
$11,201
$11,445
$11,548
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

8

Equipment Revenues ($ in millions)

$4,660
$770
$3,890
$5,506
$623
$4,883
$4,694
$487
$4,207
$4,130
$386
$3,744
$3,855
$311
$3,544
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Equipment sales
Lease revenues

Year-Over-Year
Equipment revenues decreased 17% primarily due to:
■Lower lease revenues
■A lower number of devices sold due to fewer prepaid and postpaid upgrades
■Lower customer purchases of leased devices included in equipment sales
■An increase in contra revenue primarily driven by higher imputed interest rates on equipment installment plans, which is recognized in other revenues over the device financing term
■Partially offset by slightly higher average revenue per device sold, driven by an increase in the high-end phone mix

Sequential
Equipment revenues decreased 7% primarily due to:
■Lower lease revenues
■Fewer devices liquidated, partially driven by seasonality
■A lower number of devices sold due to fewer prepaid and postpaid upgrades
■The average revenue per device sold was relatively in-line with the prior quarter

Year-Over-Year
Cost of equipment sales, exclusive of Depreciation and Amortization (D&A), decreased 3% primarily due to:
■A lower number of devices sold due to fewer prepaid and postpaid upgrades
■Lower customer purchases of leased devices
■Partially offset by a higher average cost per device sold driven by an increase in the high-end phone mix, in addition to an increase in device insurance claims and warranty fulfillment

Sequential
Cost of equipment sales, exclusive of D&A, decreased 2% primarily due to:
■A lower number of devices sold due to fewer prepaid and postpaid upgrades
■Fewer devices liquidated, partially driven by seasonality
■The average cost per device sold was relatively in-line with the prior quarter

Cost of Equipment Sales, exclusive of D&A ($ in millions)

$5,145
$6,931
$5,946
$5,108
$4,982
$4,909
$6,253
$5,195
$4,649
$4,724
126.2%
128.1%
123.5%
124.2%
133.3%
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Cost of Equipment sales, excl. D&A and Merger-related costs
Merger-related costs (see detail on page 15)
% of Equipment sales, excl. D&A and Merger-related costs

9

Cost of Services, exclusive of D&A ($ in millions, % of Service revenues)

$3,538
$3,521
$3,727
$4,060
$3,712
$3,259
$3,194
$3,120
$3,099
$2,900
22.1%
21.3%
20.6%
20.2%
18.9%
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Cost of services, excl. D&A and Merger-related costs
Merger-related costs (see detail on page 15)
% of Srvc revs, excl. D&A and Merger-related costs

Year-Over-Year
Cost of services, exclusive of D&A, increased 5% primarily due to:
■Higher Merger-related costs related to network decommissioning and integration
■Higher site costs related to the continued build-out of our nationwide 5G network
■Partially offset by higher realized Merger synergies

Sequential
Cost of services, exclusive of D&A, decreased 9% primarily due to:
■Higher realized Merger synergies
■Lower Merger-related costs related to network decommissioning and integration
■Partially offset by higher site costs related to the continued build-out of our nationwide 5G network

Year-Over-Year
SG&A expense decreased 2% primarily due to:
■Lower Merger-related costs
■Higher realized Merger synergies
■Gains from the sale of IP addresses
■Partially offset by higher bad debt expense driven by higher receivable balances as well as normalization relative to muted COVID-19 pandemic levels

Sequential
SG&A expense decreased 13% primarily due to:
■Lower legal-related expenses, as Q2 2022 included $400 million related to the settlement of certain litigation associated with the August 2021 cyberattack
■Gains from the sale of IP addresses
■Lower bad debt expense

Selling, General and Administrative (SG&A) Expense ($ in millions, % of Service revenues)

$5,212
$5,398
$5,056
$5,856
$5,118
$4,772
$5,160
$5,001
$5,208
$4,911
32.4%
34.5%
33.1%
34.0%
32.0%
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
SG&A expense, ex. Merger-related costs & legal-related expenses
Merger-related costs (see detail on page 15)
Legal-related expenses, net, associated with cyber settlement
% of Srvc revs, ex. Merger-related costs & legal-related expenses

10

Net Income (Loss) ($ in millions, % of Service revenues)

$691
$422
$713
$508
4.7%
2.8%
4.7%
(0.7)%
3.3%
$(108)
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

Diluted Earnings (Loss) Per Share (Diluted EPS)

$0.55
$0.34
$0.57
$(0.09)
$0.40
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

Year-Over-Year
Net income was $508 million and Diluted earnings per share was $0.40 in Q3 2022, compared to Net income of $691 million and Diluted earnings per share of $0.55 in Q3 2021, primarily due to the factors described above and included the following, net of tax:
■Merger-related costs in Q3 2022 of $972 million or $0.77 per share, compared to $707 million, or $0.56 per share, in Q3 2021
■Loss related to the anticipated sale of the wireline business of $803 million, or $0.64 per share, in Q3 2022

Sequential
Net income was $508 million and Diluted earnings per share was $0.40 in Q3 2022, compared to Net loss of $108 million and Diluted loss per share of $0.09 in Q2 2022, primarily due to the factors described above and included the following, net of tax:
■Merger-related costs in Q3 2022 of $972 million, or $0.77 per share, compared to $1.3 billion, or $1.00 per share, in Q2 2022
■Loss related to the anticipated sale of the wireline business of $803 million, or $0.64 per share, in Q3 2022
■Impairment expense related to wireline assets in Q2 2022 of $358 million, or $0.29 per share
■Legal-related expenses including the impact of the settlement of certain litigation associated with the August 2021 cyberattack in Q2 2022 of $300 million, or $0.23 per share

11

Core Adjusted EBITDA* ($ in millions, % of Service revenues)
*Excludes Merger-related costs (see detail on page 15) and other special items

Year-Over-Year
Core Adjusted EBITDA increased 11% primarily due to:
■Higher Service revenues
■Lower Cost of services, excluding Merger-related costs
■Lower Cost of equipment sales, excluding Merger-related costs
■Partially offset by lower Equipment revenues, excluding Lease revenues, and higher SG&A expenses, excluding both Merger-related costs and other special items, such as gains from the sale of IP addresses

Sequential
Core Adjusted EBITDA increased 2% primarily due to:
■Lower Cost of services, excluding Merger-related costs
■Lower SG&A expenses, excluding Merger-related costs, certain legal-related expenses, net of recoveries, and other special items, such as gains from the sale of IP addresses
■Partially offset by lower Equipment revenues, excluding Lease revenues

Year-Over-Year
Net cash provided by operating activities increased 26% primarily due to:
■Lower net cash outflows from changes in working capital, including the impact of a $1.0 billion advanced rent payment in Q3 2021
■Partially offset by a lower Net income, adjusted for non-cash income and expenses

Sequential
Net cash provided by operating activities increased 4% primarily due to:
■Higher Net income, adjusted for non-cash income and expenses
■Partially offset by higher net cash outflows from changes in working capital
The impact of payments for Merger-related costs on Net cash provided by operating activities was $942 million in Q3 2022 compared to $907 million in Q2 2022 and $617 million in Q3 2021.

Net Cash Provided by Operating Activities ($ in millions)

12

Cash Purchases of Property and Equipment ($ in millions, % of Service revenues)

$2,944
$2,929
$3,381
$3,572
$3,634
20.0%
19.6%
22.3%
23.3%
23.7%
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

Year-Over-Year
Cash purchases of property and equipment, including capitalized interest, increased 23% primarily due to:
■Accelerated nationwide 5G network build-out

Sequential
Cash purchases of property and equipment, including capitalized interest, increased 2% primarily due to:
■Accelerated nationwide 5G network build-out

Year-Over-Year
Free Cash Flow increased 32% primarily due to:
■Higher Net cash provided by operating activities
■Higher proceeds related to securitization transactions, which were offset in Net cash provided by operating activities. There were no significant net cash proceeds during the quarter from securitization.
■Partially offset by higher Cash purchases of property and equipment

Sequential
Free Cash Flow increased 17% primarily due to:
■Higher proceeds related to securitization transactions, which were offset in Net cash provided by operating activities. There were no significant net cash proceeds during the quarter from securitization.
■Higher Net cash provided by operating activities
■Partially offset by higher Cash purchases of property and equipment

The impact of payments for Merger-related costs on Free Cash Flow was $942 million in Q3 2022 compared to $907 million in Q2 2022 and $617 million in Q3 2021.

Free Cash Flow ($ in millions)

13

Net Debt (Excluding Tower Obligations) & Net Debt to LTM Core Adj. EBITDA Ratio ($ in billions)

$71.2
$70.1
$71.8
$70.7
$69.7
3.0x
3.0x
3.0x
2.8x
2.7x
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

Total debt, excluding tower obligations, at the end of Q3 2022 was $76.6 billion.
Net debt, excluding tower obligations, at the end of Q3 2022 was $69.7 billion.

■The ratio of net debt, excluding tower obligations, to Core Adjusted EBITDA for the last twelve months (“LTM”) period was 2.7x at the end of Q3 2022 compared to 2.8x at the end of Q2 2022.
■On August 5, 2022, S&P Global Ratings upgraded T-Mobile’s credit rating to BBB- with a positive outlook, enabling the company to achieve its first-ever full investment grade rating.
■On September 8, 2022, T-Mobile’s Board of Directors authorized a stock repurchase program for up to $14.0 billion of the company’s common stock through September 30, 2023, including up to $3.0 billion in 2022.
■During Q3 2022, the company repurchased 4.9 million shares for a total purchase price of $669 million.
■From October 1, 2022, through October 20, 2022, the company repurchased 6.0 million shares for a total purchase price of $815 million.
■On October 12, 2022, T-Mobile closed its first issuance of asset backed securities related to equipment receivables of $750 million.
■On October 17, 2022, T-Mobile entered into a $7.5 billion unsecured revolving credit facility, which replaced the previous $5.5 billion secured facility.

14

15

Based on the continued strength of execution, T-Mobile is raising its merger synergies guidance range to $5.7 billion to $5.8 billion in 2022.

The company expects full-year 2022 Merger synergies to be $5.7 billion to $5.8 billion:
▪Approximately $2.4 billion of SG&A expense reductions.
▪Approximately $2.0 billion to $2.1 billion of cost of service expense reductions achieved through network efficiencies
▪Approximately $1.3 billion of savings related to avoided network site builds

Merger-Related Costs
(in millions, excl. EPS)

						Sequential Change		Year-Over-Year Change
	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	$	%	$	%
Cost of services	$279	$327	$607	$961	$812	$(149)	(16)%	$533	191%
Cost of equipment sales	236	678	751	459	258	(201)	(44)%	22	9%
Selling, general & administrative	440	238	55	248	226	(22)	(9)%	(214)	(49)%
Total Merger-related costs	$955	$1,243	$1,413	$1,668	$1,296	$(372)	(22)%	$341	36%

Total Merger-related costs, net of tax	$707	$950	$1,059	$1,252	$972	$(280)	(22)%	$265	37%
Diluted EPS impact of Merger-related costs	$0.56	$0.76	$0.84	$1.00	$0.77	$(0.23)	(23)%	$0.21	38%

Net cash payments for Merger-related costs	$617	$1,086	$893	$907	$942	$35	4%	$325	53%

NM - Not Meaningful

16

2022 Outlook

Metric	Previous	Revised	Change at Midpoint
Postpaid net customer additions	6.0 to 6.3 million	6.2 to 6.4 million	150 thousand
Net income (1)	N/A	N/A	N/A
Core Adjusted EBITDA (2)	$26.0 to $26.3 billion	$26.2 to $26.4 billion	$150 million
Merger synergies	$5.4 to $5.6 billion	$5.7 to $5.8 billion	$250 million
Merger-related costs (3)	$4.7 to $5.0 billion	$4.8 to $5.0 billion	$50 million
Net cash provided by operating activities	$16.0 to $16.3 billion	$16.3 to $16.5 billion	$250 million
Capital expenditures (4)	$13.5 to $13.7 billion	$13.7 to $13.9 billion	$200 million
Free Cash Flow (5)	$7.3 to $7.6 billion	$7.4 to $7.6 billion	$50 million

(1)We are not able to forecast Net income on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP Net income, including, but not limited to, Income tax expense and Interest expense. Core Adjusted EBITDA should not be used to predict Net income as the difference between this measure and Net income is variable.
(2)Management uses Core Adjusted EBITDA as a measure to monitor the financial performance of our operations, excluding the impact of lease revenues from our related device financing programs. Our guidance ranges assume lease revenues to be between $1.3 billion and $1.4 billion for 2022.
(3)Merger-related costs are excluded from Core Adjusted EBITDA but will impact Net income, Net cash provided by operating activities and Free Cash Flow.
(4)Capital expenditures means cash purchases of property and equipment, including capitalized interest.
(5)Free Cash Flow guidance does not assume any material net cash inflows from securitization in 2022.

17

Investor Relations

Jud Henry	Justin Taiber	Trina Schurman
Senior Vice President	Senior Director	Senior Director
Investor Relations	Investor Relations	Investor Relations

Samia Bhatti	Zach Witterstaetter	Rose Kopecky	Jacob Marks
Investor Relations	Investor Relations	Investor Relations	Investor Relations
Manager	Manager	Manager	Manager

investor.relations@t-mobile.com
http://investor.t-mobile.com

T-Mobile US, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

(in millions, except share and per share amounts)	September 30, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$6,888	$6,631
Accounts receivable, net of allowance for credit losses of $161 and $146	4,324	4,194
Equipment installment plan receivables, net of allowance for credit losses and imputed discount of $624 and $494	5,048	4,748
Inventory	2,247	2,567
Prepaid expenses	711	746
Other current assets	2,209	2,005
Total current assets	21,427	20,891
Property and equipment, net	41,034	39,803
Operating lease right-of-use assets	29,264	26,959
Financing lease right-of-use assets	3,619	3,322
Goodwill	12,234	12,188
Spectrum licenses	95,767	92,606
Other intangible assets, net	3,763	4,733
Equipment installment plan receivables due after one year, net of allowance for credit losses and imputed discount of $125 and $136	2,514	2,829
Other assets	3,877	3,232
Total assets	$213,499	$206,563
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable and accrued liabilities	$11,971	$11,405
Short-term debt	7,398	3,378
Short-term debt to affiliates	—	2,245
Deferred revenue	777	856
Short-term operating lease liabilities	3,367	3,425
Short-term financing lease liabilities	1,239	1,120
Other current liabilities	1,610	1,070
Total current liabilities	26,362	23,499
Long-term debt	64,834	67,076
Long-term debt to affiliates	1,495	1,494
Tower obligations	3,970	2,806
Deferred tax liabilities	10,397	10,216
Operating lease liabilities	30,271	25,818
Financing lease liabilities	1,590	1,455
Other long-term liabilities	4,430	5,097
Total long-term liabilities	116,987	113,962
Commitments and contingencies
Stockholders' equity
Common Stock, par value $0.00001 per share, 2,000,000,000 shares authorized; 1,256,555,323 and 1,250,751,148 shares issued, 1,250,104,426 and 1,249,213,681 shares outstanding	—	—
Additional paid-in capital	73,797	73,292
Treasury stock, at cost, 6,450,896 and 1,537,468 shares issued	(685)	(13)
Accumulated other comprehensive loss	(1,263)	(1,365)
Accumulated deficit	(1,699)	(2,812)
Total stockholders' equity	70,150	69,102
Total liabilities and stockholders' equity	$213,499	$206,563

T-Mobile US, Inc.
Condensed Consolidated Statements of Comprehensive Income (Loss)
(Unaudited)

	Three Months Ended			Nine Months Ended September 30,
(in millions, except share and per share amounts)	September 30, 2022	June 30, 2022	September 30, 2021	2022	2021
Revenues
Postpaid revenues	$11,548	$11,445	$10,804	$34,194	$31,599
Prepaid revenues	2,484	2,469	2,481	7,408	7,259
Wholesale and other service revenues	1,329	1,402	1,437	4,203	4,548
Total service revenues	15,361	15,316	14,722	45,805	43,406
Equipment revenues	3,855	4,130	4,660	12,679	15,221
Other revenues	261	255	242	814	706
Total revenues	19,477	19,701	19,624	59,298	59,333
Operating expenses
Cost of services, exclusive of depreciation and amortization shown separately below	3,712	4,060	3,538	11,499	10,413
Cost of equipment sales, exclusive of depreciation and amortization shown separately below	4,982	5,108	5,145	16,036	15,740
Selling, general and administrative	5,118	5,856	5,212	16,030	14,840
Impairment expense	—	477	—	477	—
Loss on disposal group held for sale	1,071	—	—	1,071	—
Depreciation and amortization	3,313	3,491	4,145	10,389	12,511
Total operating expenses	18,196	18,992	18,040	55,502	53,504
Operating income	1,281	709	1,584	3,796	5,829
Other expense, net
Interest expense, net	(827)	(851)	(836)	(2,542)	(2,521)
Other expense, net	(3)	(21)	(60)	(35)	(186)
Total other expense, net	(830)	(872)	(896)	(2,577)	(2,707)
Income (loss) before income taxes	451	(163)	688	1,219	3,122
Income tax benefit (expense)	57	55	3	(106)	(520)
Net income (loss)	$508	$(108)	$691	$1,113	$2,602

Net income (loss)	$508	$(108)	$691	$1,113	$2,602
Other comprehensive income, net of tax
Reclassification of loss from cash flow hedges, net of tax effect of $13, $13, $12, $39, and $36	39	37	35	113	103
Unrealized loss on foreign currency translation adjustment, net of tax effect of $0, $(1), $0, $(1) and $0	(7)	(3)	(3)	(11)	—
Other comprehensive income	32	34	32	102	103
Total comprehensive income (loss)	$540	$(74)	$723	$1,215	$2,705
Earnings (loss) per share
Basic	$0.40	$(0.09)	$0.55	$0.89	$2.09
Diluted	$0.40	$(0.09)	$0.55	$0.88	$2.07
Weighted-average shares outstanding
Basic	1,253,873,429	1,253,932,986	1,248,189,719	1,252,783,140	1,246,441,464
Diluted	1,259,210,271	1,253,932,986	1,253,661,245	1,258,061,478	1,254,391,787

T-Mobile US, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended			Nine Months Ended September 30,
(in millions)	September 30, 2022	June 30, 2022	September 30, 2021	2022	2021
Operating activities
Net income (loss)	$508	$(108)	$691	$1,113	$2,602
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	3,313	3,491	4,145	10,389	12,511
Stock-based compensation expense	150	154	131	445	403
Deferred income tax (benefit) expense	(36)	(76)	(27)	73	410
Bad debt expense	239	311	105	760	259
Losses (gains) from sales of receivables	60	62	4	168	(26)
Losses on redemption of debt	—	—	55	—	184
Impairment expense	—	477	—	477	—
Loss on remeasurement of disposal group held for sale	371	—	—	371	—
Changes in operating assets and liabilities
Accounts receivable	(1,224)	(1,573)	(454)	(3,781)	(2,197)
Equipment installment plan receivables	(77)	(189)	(530)	(801)	(1,825)
Inventories	(7)	484	41	384	904
Operating lease right-of-use assets	1,113	1,693	1,334	4,275	3,730
Other current and long-term assets	(334)	(112)	(88)	(450)	(188)
Accounts payable and accrued liabilities	342	36	111	319	(1,245)
Short- and long-term operating lease liabilities	(700)	(747)	(2,046)	(2,218)	(4,411)
Other current and long-term liabilities	550	200	(87)	587	(351)
Other, net	123	106	92	334	157
Net cash provided by operating activities	4,391	4,209	3,477	12,445	10,917
Investing activities
Purchases of property and equipment, including capitalized interest of $(16), $(13), $(46), $(44) and $(187)	(3,634)	(3,572)	(2,944)	(10,587)	(9,397)
Purchases of spectrum licenses and other intangible assets, including deposits	(360)	(116)	(407)	(3,319)	(9,337)
Proceeds from sales of tower sites	—	—	—	—	31
Proceeds related to beneficial interests in securitization transactions	1,308	1,121	1,071	3,614	3,099
Acquisition of companies, net of cash and restricted cash acquired	—	—	(1,886)	(52)	(1,916)
Other, net	131	8	14	138	46
Net cash used in investing activities	(2,555)	(2,559)	(4,152)	(10,206)	(17,474)
Financing activities
Proceeds from issuance of long-term debt	2,972	—	1,989	2,972	11,758
Repayments of financing lease obligations	(311)	(288)	(266)	(901)	(822)
Repayments of short-term debt for purchases of inventory, property and equipment and other financial liabilities	—	—	(76)	—	(167)
Repayments of long-term debt	(132)	(1,381)	(4,600)	(3,145)	(9,969)
Repurchases of common stock	(557)	—	—	(557)	—
Tax withholdings on share-based awards	(10)	(43)	(14)	(225)	(308)
Cash payments for debt prepayment or debt extinguishment costs	—	—	(45)	—	(116)
Other, net	(35)	(32)	(48)	(97)	(139)
Net cash provided by (used in) financing activities	1,927	(1,744)	(3,060)	(1,953)	237
Change in cash and cash equivalents, including restricted cash and cash held for sale	3,763	(94)	(3,735)	286	(6,320)
Cash and cash equivalents, including restricted cash and cash held for sale
Beginning of period	3,226	3,320	7,878	6,703	10,463
End of period	$6,989	$3,226	$4,143	$6,989	$4,143

T-Mobile US, Inc.
Condensed Consolidated Statements of Cash Flows (Continued)
(Unaudited)

	Three Months Ended			Nine Months Ended September 30,
(in millions)	September 30, 2022	June 30, 2022	September 30, 2021	2022	2021
Supplemental disclosure of cash flow information
Interest payments, net of amounts capitalized	$781	$989	$884	$2,548	$2,742
Operating lease payments	1,073	1,042	2,251	3,163	5,165
Income tax payments	12	63	38	75	123
Non-cash investing and financing activities
Non-cash beneficial interest obtained in exchange for securitized receivables	$1,181	$990	$891	$3,189	$3,361
Change in accounts payable and accrued liabilities for purchases of property and equipment	390	(68)	113	139	(427)
Leased devices transferred from inventory to property and equipment	67	83	214	279	1,032
Returned leased devices transferred from property and equipment to inventory	(65)	(95)	(309)	(343)	(1,170)
Increase in Tower obligations from contract modification	—	—	—	1,158	—
Operating lease right-of-use assets obtained in exchange for lease obligations	479	591	985	7,045	2,939
Financing lease right-of-use assets obtained in exchange for lease obligations	348	551	623	1,197	1,109

T-Mobile US, Inc.
Supplementary Operating and Financial Data
(Unaudited)

	Quarter							Nine Months Ended September 30,
(in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	2021	2022
Customers, end of period
Postpaid phone customers (1)(2)	67,402	68,029	69,418	70,262	70,656	71,053	71,907	69,418	71,907
Postpaid other customers (1)(2)	15,170	15,819	16,495	17,401	17,767	17,734	18,507	16,495	18,507
Total postpaid customers	82,572	83,848	85,913	87,663	88,423	88,787	90,414	85,913	90,414
Prepaid customers (1)	20,865	20,941	21,007	21,056	21,118	21,236	21,341	21,007	21,341
Total customers	103,437	104,789	106,920	108,719	109,541	110,023	111,755	106,920	111,755
Adjustments to customers (1)(2)	12	—	806	—	(558)	(1,320)	—	818	(1,878)
(1)Customers impacted by the decommissioning of the legacy Sprint CDMA and LTE and T-Mobile UMTS networks have been excluded from our customer base resulting in the removal of 212,000 postpaid phone customers and 349,000 postpaid other customers in the first quarter of 2022 and 284,000 postpaid phone customers, 946,000 postpaid other customers and 28,000 prepaid customers in the second quarter of 2022. In connection with our acquisition of companies, we included a base adjustment in the first quarter of 2022 to increase postpaid phone customers by 17,000 and reduce postpaid other customers by 14,000. Certain customers now serviced through reseller contracts were removed from our reported postpaid customer base resulting in the removal of 42,000 postpaid phone customers and 20,000 postpaid other customers in the second quarter of 2022.
(2)     In the first quarter of 2021, we acquired 11,000 postpaid phone customers and 1,000 postpaid other customers through our acquisition of an affiliate. In the third quarter of 2021, we acquired 716,000 postpaid phone customers and 90,000 postpaid other customers through our acquisition of the Wireless Assets from Shentel.

	Quarter							Nine Months Ended September 30,
(in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	2021	2022
Net customer additions
Postpaid phone customers	773	627	673	844	589	723	854	2,073	2,166
Postpaid other customers	437	649	586	906	729	933	773	1,672	2,435
Total postpaid customers	1,210	1,276	1,259	1,750	1,318	1,656	1,627	3,745	4,601
Prepaid customers	151	76	66	49	62	146	105	293	313
Total customers	1,361	1,352	1,325	1,799	1,380	1,802	1,732	4,038	4,914

Migrations from prepaid to postpaid plans	170	190	175	205	165	155	155	535	475

	Quarter							Nine Months Ended September 30,
(in millions, except percentages)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	2021	2022
Devices sold or leased
Phones	9.6	9.6	9.8	11.6	9.7	8.8	8.4	29.0	26.9
Mobile broadband and IoT devices	1.0	1.4	1.5	2.2	1.8	1.9	2.0	3.9	5.7
Total	10.6	11.0	11.3	13.8	11.5	10.7	10.4	32.9	32.6

Postpaid device upgrade rate	4.8%	4.7%	4.3%	5.8%	4.8%	4.1%	3.8%	13.8%	12.7%

	Quarter							Nine Months Ended September 30,
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	2021	2022
Churn
Postpaid phone churn	0.98%	0.87%	0.96%	1.10%	0.93%	0.80%	0.88%	0.93%	0.87%
Prepaid churn	2.78%	2.62%	2.90%	3.01%	2.67%	2.58%	2.88%	2.76%	2.71%

T-Mobile US, Inc.
Supplementary Operating and Financial Data
(Unaudited)

	Quarter							Nine Months Ended September 30,
(in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	2021	2022
Accounts, end of period
Total postpaid customer accounts (1)(2)	26,014	26,363	26,901	27,216	27,507	27,818	28,212	26,901	28,212
(1)     Customers impacted by the decommissioning of the legacy Sprint CDMA and LTE and T-Mobile UMTS networks have been excluded from our postpaid account base resulting in the removal of 57,000 postpaid accounts in the first quarter of 2022, 69,000 postpaid accounts in the second quarter of 2022.
(2)    In the first quarter of 2021, we acquired 4,000 postpaid accounts through our acquisition of an affiliate. In the third quarter of 2021, we acquired 270,000 postpaid accounts through our acquisition of the Wireless Assets of Shentel.

	Quarter							Nine Months Ended September 30,
(in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	2021	2022
Net account additions
Postpaid net account additions	257	348	268	315	348	380	394	873	1,122

	Quarter							Nine Months Ended September 30,
(in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	2021	2022
High speed internet customers, end of period
Postpaid high speed internet customers	193	288	422	646	975	1,472	1,960	422	1,960
Prepaid high speed internet customers	—	—	—	—	9	72	162	—	162
Total high speed internet customers, end of period	193	288	422	646	984	1,544	2,122	422	2,122

	Quarter							Nine Months Ended September 30,
(in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	2021	2022
High speed internet - net customer additions
Postpaid high speed internet customers	93	95	134	224	329	497	488	322	1,314
Prepaid high speed internet customers	—	—	—	—	9	63	90	—	162
Total high speed internet net customer additions	93	95	134	224	338	560	578	322	1,476

	Quarter							Nine Months Ended September 30,
(in millions, except percentages)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	2021	2022
Device Financing - Equipment Installment Plans
Gross EIP financed	$3,379	$3,348	$3,434	$5,282	$4,247	$3,580	$3,758	$10,161	$11,585
EIP billings	2,556	2,639	2,795	3,126	3,333	3,447	3,717	7,990	10,497
EIP receivables, net	6,062	6,348	6,586	7,577	7,898	7,734	7,562	6,586	7,562
EIP receivables classified as prime	57%	61%	60%	62%	61%	61%	61%	60%	61%
EIP receivables classified as prime (including EIP receivables sold)	56%	59%	57%	58%	58%	57%	58%	57%	58%

Device Financing - Leased Devices
Lease revenues	$1,041	$914	$770	$623	$487	$386	$311	$2,725	$1,184
Leased device depreciation	897	842	755	627	445	317	226	2,494	988
Leased devices transferred from inventory to property and equipment	485	333	214	166	129	83	67	1,032	279
Returned leased devices transferred from property and equipment to inventory	(445)	(416)	(309)	(267)	(183)	(95)	(65)	(1,170)	(343)
Leased devices included in property and equipment, net	3,962	3,037	2,188	1,459	960	631	408	2,188	408
Leased devices (units) included in property and equipment, net	12.4	10.7	9.0	7.1	5.5	4.4	3.6	9.0	3.6

T-Mobile US, Inc.
Supplementary Operating and Financial Data (continued)
(Unaudited)

	Quarter							Nine Months Ended September 30,
(in millions, except percentages)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	2021	2022
Financial Measures

Service revenues	$14,192	$14,492	$14,722	$14,963	$15,128	$15,316	$15,361	$43,406	$45,805

Equipment revenue	$5,346	$5,215	$4,660	$5,506	$4,694	$4,130	$3,855	$15,221	$12,679
Lease revenues	1,041	914	770	623	487	386	311	2,725	1,184
Equipment sales	$4,305	$4,301	$3,890	$4,883	$4,207	$3,744	$3,544	$12,496	$11,495

Total revenues	$19,759	$19,950	$19,624	$20,785	$20,120	$19,701	$19,477	$59,333	$59,298

Net income (loss)	$933	$978	$691	$422	$713	$(108)	$508	$2,602	$1,113
Net income (loss) margin	6.6%	6.7%	4.7%	2.8%	4.7%	(0.7)%	3.3%	6.0%	2.4%

Adjusted EBITDA	$6,905	$6,906	$6,811	$6,302	$6,950	$7,004	$7,039	$20,622	$20,993
Adjusted EBITDA margin	48.7%	47.7%	46.3%	42.1%	45.9%	45.7%	45.8%	47.5%	45.8%
Core Adjusted EBITDA	$5,864	$5,992	$6,041	$5,679	$6,463	$6,618	$6,728	$17,897	$19,809
Core Adjusted EBITDA margin	41.3%	41.3%	41.0%	38.0%	42.7%	43.2%	43.8%	41.2%	43.2%

Cost of services	$3,384	$3,491	$3,538	$3,521	$3,727	$4,060	$3,712	$10,413	$11,499
Merger-related costs	136	273	279	327	607	961	812	688	2,380
Cost of services excluding Merger-related costs	$3,248	$3,218	$3,259	$3,194	$3,120	$3,099	$2,900	$9,725	$9,119

Cost of equipment sales	$5,142	$5,453	$5,145	$6,931	$5,946	$5,108	$4,982	$15,740	$16,036
Merger-related costs	17	87	236	678	751	459	258	340	1,468
Cost of equipment sales excluding Merger-related costs	$5,125	$5,366	$4,909	$6,253	$5,195	$4,649	$4,724	$15,400	$14,568

Selling, general and administrative	$4,805	$4,823	$5,212	$5,398	$5,056	$5,856	$5,118	$14,840	$16,030
Merger-related costs	145	251	440	238	55	248	226	836	529
Selling, general and administrative excluding Merger-related costs	$4,660	$4,572	$4,772	$5,160	$5,001	$5,608	$4,892	$14,004	$15,501

Total bad debt expense and losses from sales of receivables	$64	$60	$109	$234	$256	$373	$300	$233	$929
Bad debt and losses from sales of receivables as a percentage of Total revenues	0.32%	0.30%	0.56%	1.13%	1.27%	1.89%	1.54%	0.39%	1.57%

Cash purchases of property and equipment including capitalized interest	$3,183	$3,270	$2,944	$2,929	$3,381	$3,572	$3,634	$9,397	$10,587
Capitalized interest	84	57	46	23	15	13	16	187	44

Net cash proceeds from securitization	22	18	(2)	1	(3)	(10)	(18)	38	(31)

Operating Measures
Postpaid ARPA	$132.91	$133.55	$134.54	$135.04	$136.53	$137.92	$137.49	$133.68	$137.32
Postpaid phone ARPU	47.30	47.61	48.06	48.03	48.41	48.96	48.89	47.66	48.75
Prepaid ARPU	37.81	38.53	39.49	39.32	39.19	38.71	38.86	38.61	38.92

T-Mobile US, Inc.
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(Unaudited)

This Investor Factbook includes non-GAAP financial measures. The non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Reconciliations for the non-GAAP financial measures to the most directly comparable GAAP financial measures are provided below. T-Mobile is not able to forecast Net income on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP net income including, but not limited to, Income tax expense and Interest expense. Adjusted EBITDA and Core Adjusted EBITDA should not be used to predict Net income, as the difference between either of these measures and Net income is variable.

Adjusted EBITDA and Core Adjusted EBITDA are reconciled to Net income (loss) as follows:

	Quarter							Nine Months Ended September 30,
(in millions)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	2021	2022
Net income (loss)	$933	$978	$691	$422	$713	$(108)	$508	$2,602	$1,113
Adjustments:
Interest expense, net	835	850	836	821	864	851	827	2,521	2,542
Other expense, net	125	1	60	13	11	21	3	186	35
Income tax expense (benefit)	246	277	(3)	(193)	218	(55)	(57)	520	106
Operating income	2,139	2,106	1,584	1,063	1,806	709	1,281	5,829	3,796
Depreciation and amortization	4,289	4,077	4,145	3,872	3,585	3,491	3,313	12,511	10,389
Stock-based compensation (1)	130	129	127	135	136	149	145	386	430
Merger-related costs	298	611	955	1,243	1,413	1,668	1,296	1,864	4,377
Impairment expense	—	—	—	—	—	477	—	—	477
Legal-related expenses (recoveries), net (2)	—	—	—	—	—	400	(19)	—	381
Loss on disposal group held for sale	—	—	—	—	—	—	1,071	—	1,071
Other, net (3)	49	(17)	—	(11)	10	110	(48)	32	72
Adjusted EBITDA	6,905	6,906	6,811	6,302	6,950	7,004	7,039	20,622	20,993
Lease revenues	(1,041)	(914)	(770)	(623)	(487)	(386)	(311)	(2,725)	(1,184)
Core Adjusted EBITDA	$5,864	$5,992	$6,041	$5,679	$6,463	$6,618	$6,728	$17,897	$19,809
(1)Stock-based compensation includes payroll tax impacts and may not agree to stock-based compensation expense in the Condensed Consolidated Financial Statements. Additionally, certain stock-based compensation expenses associated with the Merger have been included in Merger-related costs.
(2)Legal-related expenses (recoveries), net, consists of the settlement of certain litigation associated with the August 2021 cyberattack and is presented net of insurance recoveries.
(3)Other, net, primarily consists of certain severance, restructuring and other expenses and income, including gains from the sale of IP addresses, not directly attributable to the Merger which would not be expected to reoccur or are not reflective of T-Mobile’s ongoing operating performance (“special items”), and are, therefore, excluded from Adjusted EBITDA and Core Adjusted EBITDA.
.

T-Mobile US, Inc.
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures (continued)
(Unaudited)

Net debt (excluding tower obligations) to the LTM Adjusted EBITDA and LTM Core Adjusted EBITDA ratios are calculated as follows:

(in millions, except net debt ratios)	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022
Short-term debt	$4,423	$4,648	$2,096	$3,378	$2,865	$2,942	$7,398
Short-term debt to affiliates	—	2,235	2,240	2,245	1,250	—	—
Short-term financing lease liabilities	1,013	1,045	1,154	1,120	1,121	1,220	1,239
Long-term debt	66,395	65,897	66,645	67,076	66,861	66,552	64,834
Long-term debt to affiliates	4,721	2,490	1,494	1,494	1,494	1,495	1,495
Financing lease liabilities	1,316	1,376	1,587	1,455	1,447	1,597	1,590
Less: Cash and cash equivalents	(6,677)	(7,793)	(4,055)	(6,631)	(3,245)	(3,151)	(6,888)
Net debt (excluding tower obligations)	$71,191	$69,898	$71,161	$70,137	$71,793	$70,655	$69,668
Divided by: Last twelve months Adjusted EBITDA	$27,797	$27,686	$27,368	$26,924	$26,969	$27,067	$27,295
Net debt (excluding tower obligations) to LTM Adjusted EBITDA Ratio	2.6	2.5	2.6	2.6	2.7	2.6	2.6
Divided by: Last twelve months Core Adjusted EBITDA	$22,740	$23,136	$23,398	$23,576	$24,175	$24,801	$25,488
Net debt (excluding tower obligations) to LTM Core Adjusted EBITDA Ratio	3.1	3.0	3.0	3.0	3.0	2.8	2.7
Free Cash Flow is calculated as follows:

	Quarter							Nine Months Ended September 30,
(in millions)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	2021	2022
Net cash provided by operating activities	$3,661	$3,779	$3,477	$3,000	$3,845	$4,209	$4,391	$10,917	$12,445
Cash purchases of property and equipment, including capitalized interest	(3,183)	(3,270)	(2,944)	(2,929)	(3,381)	(3,572)	(3,634)	(9,397)	(10,587)
Proceeds from sales of tower sites	—	31	—	9	—	—	—	31	—
Proceeds related to beneficial interests in securitization transactions	891	1,137	1,071	1,032	1,185	1,121	1,308	3,099	3,614
Cash payments for debt prepayment or debt extinguishment costs	(65)	(6)	(45)	—	—	—	—	(116)	—
Free Cash Flow	$1,304	$1,671	$1,559	$1,112	$1,649	$1,758	$2,065	$4,534	$5,472

T-Mobile US, Inc.
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures (continued)
(Unaudited)

The current guidance range for Free Cash Flow is calculated as follows:

	FY 2022
(in millions)	Guidance Range
Net cash provided by operating activities	$16,300	$16,500
Cash purchases of property and equipment, including capitalized interest	(13,700)	(13,900)
Proceeds related to beneficial interests in securitization transactions (1)	4,800	5,000
Free Cash Flow	$7,400	$7,600
(1)Free Cash Flow guidance does not assume any material net cash inflows from securitization in 2022.

The previous guidance range for Free Cash Flow was calculated as follows:

	FY 2022
(in millions)	Guidance Range
Net cash provided by operating activities	$16,000	$16,300
Cash purchases of property and equipment, including capitalized interest	(13,500)	(13,700)
Proceeds related to beneficial interests in securitization transactions (1)	4,800	5,000
Free Cash Flow	$7,300	$7,600
(1)Free Cash Flow guidance does not assume any material net cash inflows from securitization in 2022.

Definitions of Terms

Operating and financial measures are utilized by T-Mobile’s management to evaluate its operating performance and, in certain cases, its ability to meet liquidity requirements. Although companies in the wireless industry may not define measures in precisely the same way, T-Mobile believes the measures facilitate key operating performance comparisons with other companies in the wireless industry to provide management, investors and analysts with useful information to assess and evaluate past performance and assist in forecasting future performance.
1.Account - A postpaid account is generally defined as a billing account number that generates revenue. Postpaid accounts generally consist of customers that are qualified for postpaid service utilizing phones, High Speed Internet, wearables, DIGITS or other connected devices which include tablets and SyncUp products, where they generally pay after receiving service.
2.Customer - SIM number with a unique T-Mobile mobile identifier which is associated with an account that generates revenue. Customers generally are qualified either for postpaid service, where they generally pay after incurring service, or prepaid service, where they generally pay in advance.
3.Churn - The number of customers whose service was disconnected as a percentage of the average number of customers during the specified period further divided by the number of months in the period. The number of customers whose service was disconnected is presented net of customers that subsequently have their service restored within a certain period of time.
4.Customers per account - The number of postpaid customers as of the end of the period divided by the number of postpaid accounts as of the end of the period. An account may include postpaid phone, home internet, mobile broadband, and DIGITS customers.
5.Postpaid Average Revenue Per Account (Postpaid ARPA) - Average monthly postpaid service revenue earned per account. Postpaid service revenues for the specified period divided by the average number of postpaid accounts during the period, further divided by the number of months in the period.
Average Revenue Per User (ARPU) - Average monthly service revenue earned per customer. Service revenues for the specified period divided by the average number of customers during the period, further divided by the number of months in the period.
Postpaid phone ARPU excludes postpaid other customers and related revenues.
Service revenues - Postpaid, including handset insurance, prepaid, wholesale and other service revenues.
6.Cost of services - Costs directly attributable to providing wireless service through the operation of T-Mobile’s network, including direct switch and cell site costs, such as rent, network access and transport costs, utilities, maintenance, associated labor costs, long distance costs, regulatory program costs, roaming fees paid to other carriers and data content costs.
Cost of equipment sales - Costs of devices and accessories sold to customers and dealers, device costs to fulfill insurance and warranty claims, write-downs of inventory related to shrinkage and obsolescence, and shipping and handling costs.
Selling, general and administrative expenses - Costs not directly attributable to providing wireless service for the operation of sales, customer care and corporate activities. These include all commissions paid to dealers and retail employees for activations and upgrades, labor and facilities costs associated with retail sales force and administrative space, marketing and promotional costs, customer support and billing, bad debt expense and administrative support activities.
7.Net income margin - Net income margin is calculated as net income divided by service revenues.
8.Adjusted EBITDA and Core Adjusted EBITDA - Adjusted EBITDA represents earnings before Interest expense, net of Interest income, Income tax expense, Depreciation and amortization expense, stock-based compensation and certain income and expenses not reflective of T-Mobile’s ongoing operating performance. Core Adjusted EBITDA represents Adjusted EBITDA less lease revenues. Core Adjusted EBITDA and Adjusted EBITDA are non-GAAP financial measures utilized by T-Mobile’s management to monitor the financial performance of our operations. T-Mobile uses Core Adjusted EBITDA and Adjusted EBITDA as benchmarks to evaluate T-Mobile’s operating performance in comparison to its competitors. T-Mobile also uses Adjusted EBITDA internally as a measure to evaluate and compensate its personnel and management for their performance. Management believes analysts and investors use Core Adjusted EBITDA and Adjusted EBITDA as supplemental measures to evaluate overall operating performance and facilitate comparisons with other wireless communications companies because they are indicative of T-Mobile’s ongoing operating performance and trends by excluding the impact of Interest expense from financing, non-cash depreciation and amortization from capital investments, stock-based compensation, Merger-related costs, including network decommissioning costs, impairment expense, losses on disposal groups held for sale and certain legal-related recoveries and expenses, as they are not indicative of T-Mobile’s ongoing operating performance, as well as certain nonrecurring income and expenses. Management believes analysts and investors use Core Adjusted EBITDA because it normalizes for the transition in the company’s device financing strategy, by excluding the impact of lease revenues from Adjusted EBITDA, to align with the related depreciation expense on leased devices, which is excluded from the definition of Adjusted EBITDA. Core Adjusted EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for Net income or any other measure of financial performance reported in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).
9.Adjusted EBITDA Margin and Core Adjusted EBITDA Margin - Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by service revenues. Core Adjusted EBITDA margin is calculated as Core Adjusted EBITDA divided by service revenues.
10.Free Cash Flow - Net cash provided by operating activities less cash purchases of property and equipment, including proceeds from sales of tower sites and proceeds related to beneficial interests in securitization transactions and less cash payments for debt prepayment or debt extinguishment costs. Free Cash Flow is utilized by T-Mobile’s management, investors, and analysts to evaluate cash available to pay debt and provide further investment in the business. The reconciliation of Free Cash Flow to net cash provided by operating activities is detailed in the Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures schedule.
11.Net debt - Short-term debt, short-term debt to affiliates, long-term debt, and long-term debt (excluding tower obligations) to affiliates, short-term financing lease liabilities and financing lease liabilities, less cash and cash equivalents.
12.Merger-related costs include:
•Integration costs to achieve efficiencies in network, retail, information technology and back office operations, migrate customers to the T-Mobile network and billing systems and the impact of legal matters assumed as part of the Merger;
•Restructuring costs, including severance, store rationalization and network decommissioning; and
•Transaction costs, including legal and professional services related to the completion of the Merger and the acquisitions of affiliates.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including information concerning T-Mobile US, Inc.’s future results of operations, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties and may cause actual results to differ materially from the forward-looking statements. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: natural disasters, public health crises, including adverse impact caused by the COVID-19 pandemic; competition, industry consolidation and changes in the market for wireless services; disruption, data loss or other security breaches, such as the criminal cyberattack we became aware of in August 2021; our inability to take advantage of technological developments on a timely basis; our inability to retain or motivate key personnel, hire qualified personnel or maintain our corporate culture; system failures and business disruptions, allowing for unauthorized use of or interference with our network and other systems; the scarcity and cost of additional wireless spectrum, and regulations relating to spectrum use; the impacts of the actions we have taken and conditions we have agreed to in connection with the regulatory proceedings and approvals of the Transactions (as defined below), including the acquisition by DISH Network Corporation (“DISH”) of the prepaid wireless business operated under the Boost Mobile and Sprint prepaid brands (excluding the Assurance brand Lifeline customers and the prepaid wireless customers of Shenandoah Personal Communications Company LLC (“Shentel”) and Swiftel Communications, Inc.), including customer accounts, inventory, contracts, intellectual property and certain other specified assets (the “Prepaid Business”), and the assumption of certain related liabilities (collectively, the “Prepaid Transaction”), the complaint and proposed final judgment (the “Consent Decree”) agreed to by us, Deutsche Telekom AG (“DT”), Sprint Corporation, now known as Sprint LLC (“Sprint”), SoftBank Group Corp. (“SoftBank”) and DISH with the U.S. District Court for the District of Columbia, which was approved by the Court on April 1, 2020, the proposed commitments filed with the Secretary of the Federal Communications Commission (“FCC”), which we announced on May 20, 2019, certain national security commitments and undertakings, and any other commitments or undertakings entered into, including but not limited to, those we have made to certain states and nongovernmental organizations (collectively, the “Government Commitments”), and the challenges in satisfying the Government Commitments in the required time frames and the significant cumulative costs incurred in tracking and monitoring compliance; adverse economic, political or market conditions in the U.S. and international markets, including those caused by the COVID-19 pandemic; our inability to manage the ongoing commercial and transition services arrangements entered into in connection with the Prepaid Transaction, and known or unknown liabilities arising in connection therewith; the timing and effects of any future acquisition, disposition, investment, or merger involving us; any disruption or failure of our third parties (including key suppliers) to provide products or services for the operation of our business; our substantial level of indebtedness and our inability to service our debt obligations in accordance with their terms or to comply with the restrictive covenants contained therein; changes in the credit market conditions, credit rating downgrades or an inability to access debt markets; restrictive covenants including the agreements governing our indebtedness and other financings; the risk of future material weaknesses we may identify while we continue to work to integrate the two companies following the Transactions, or any other failure by us to maintain effective internal controls, and the resulting significant costs and reputational damage; any changes in regulations or in the regulatory framework under which we operate; laws and regulations relating to the handling of privacy and data protection; unfavorable outcomes and increased costs from existing or future legal proceedings, including these proceedings and inquiries relating to the criminal cyberattack we became aware of in August 2021; the possibility that we may be unable to adequately protect our intellectual property rights or be accused of infringing the intellectual property rights of others; our offering of regulated financial services products and exposure to a wide variety of state and federal regulations; new or amended tax laws or regulations or administrative interpretations and judicial decisions affecting the scope or application of tax laws or regulations; our exclusive forum provision as provided in our Certificate of Incorporation; interests of our significant stockholders that may differ from the interests of other stockholders; future sales of our common stock by DT and SoftBank and our inability to attract additional equity financing outside the United States due to foreign ownership limitations by the FCC; our stock repurchase program may not be fully consummated, and may not enhance long-term stockholder value; failure to realize the expected benefits and synergies of the merger with Sprint, pursuant to the Business Combination Agreement with Sprint and the other parties named therein (as amended, the “Business Combination Agreement”) and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”) in the expected time frames or in the amounts anticipated; any delay and costs of, or difficulties in, integrating our business and Sprint's business and operations, and unexpected additional operating costs, customer loss and business disruptions, including challenges in maintaining relationships with employees, customers, suppliers or vendors; unanticipated difficulties, disruption, or significant delays in our long-term strategy to migrate Sprint's legacy customers onto T-Mobile's existing billing platforms; and other risks as disclosed in our most recent annual report on Form 10-K, 10-Q and other filings with the Securities and Exchange Commission. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law.

About T-Mobile US, Inc.

T-Mobile US, Inc. (NASDAQ: TMUS) is America’s supercharged Un-carrier, delivering an advanced 4G LTE and transformative nationwide 5G network that will offer reliable connectivity for all. T-Mobile’s customers benefit from its unmatched combination of value and quality, unwavering obsession with offering them the best possible service experience and undisputable drive for disruption that creates competition and innovation in wireless and beyond. Based in Bellevue, Wash., T-Mobile provides services through its subsidiaries and operates its flagship brands, T-Mobile and Metro by T-Mobile. For more information please visit: http://www.t-mobile.com.